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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 1, 2002
                                                 ---------------





                       Corporate Asset Backed Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                            33-73666                  22-3281571
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(State or other jurisdiction       (Commission               (I.R.S. employer
   of incorporation)               file number)             identification no.)


    445 Broad Hollow Road
    Suite 239
    Melville, New York                                                 11747
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    (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (631) 587-4700
                                                    --------------

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          (Former name or former address, if changed since last report)


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Item 1.             Changes in Control of Registrant.

                    Not Applicable.

Item 2.             Acquisition or Disposition of Assets.

                    Not Applicable.

Item 3.             Bankruptcy or Receivership.

                    Not Applicable.

Item 4.             Changes in Registrant's Certifying Accountant.

                    Not Applicable.

Item 5.             Other Events.

                    Not Applicable.

Item 6.             Resignations of Registrant's Directors.

                    Not Applicable.

Item 7.             Financial Statements, Pro-Forma Financial Information and
                    Exhibits.

                    (a)  Not Applicable.

                    (b)  Not Applicable.

                    (c)  Exhibits.

                    1. Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2032:

                              Class C-16               October 1, 2002


Item 8.             Change in Fiscal Year.

                    Not Applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CORPORATE ASSET
                                          BACKED CORPORATION
                                               as Depositor



                                          By: /s/  Robert Vascellaro
                                              ----------------------
                                          Name:  Robert Vascellaro
                                          Title: Vice President and Treasurer



Date:  October 9, 2002


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                                  EXHIBIT INDEX



Exhibit                                                          Page


     1. Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2032:

                  Class C-16                    October 1, 2002